EXHIBIT 10(d)19

                    BASE SALARIES OF NAMED EXECUTIVE OFFICERS

                               GULF POWER COMPANY

         Effective as of March 1, 2005, the following are the annual base salaries of the Chief Executive Officer and certain other executive officers of Gulf Power Company (the "Company").

         Susan N. Story                                            $335,757
            President and Chief Executive Officer
         Francis M. Fisher, Jr.                                    $231,832
            Vice President
         P. Bernard Jacob                                          $192,669
            Vice President
         Ronnie R. Labrato                                         $212,919
            Vice President, Chief Financial Officer
            and Comptroller
         Penny M. Manuel                                           $170,000(1)
            Vice President

(1)      Ms. Manuel's salary of $170,000 will be effective March 2, 2005.

         Effective February 16, 2005, Gene L. Ussery, Jr. was elected to serve as Vice President of Georgia Power Company and no longer serves as an executive officer of the Company. Mr. Ussery's annual base salary for the year ended December 31, 2004 was $232,924.